Exhibit 99.1

Victor T. Adamo President & COO Edward L. Rand, Jr. Chief Financial Officer February 12, 2007 ProAssurance nyssa New York Society of Security Analysts

Caution Regarding Forward Looking Statements This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: •general economic conditions, either nationally or in our market area, that are worse than anticipated; •regulatory and legislative actions or decisions that adversely affect our business plans or operations; •inflation and changes in the interest rate environment; •performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations; •changes in laws or government regulations affecting medical professional liability insurance; •changes to our ratings assigned by rating agencies; •the effects of health care changes, including managed care; •uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance; •bad faith litigation which may arise from our involvement in the settlement of claims; •post-trial motions which may produce rulings adverse to us and/or appeals we undertake that may be unsuccessful; •significantly increased competition among insurance providers and related pricing weaknesses in some markets; •our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; •the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and/or employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; •changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; •changes in our organization, compensation and benefit plans; and •any other factors listed or discussed in the reports we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as in our periodic reports filed with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ProAssurance: The Basics ProAssurance: The Basics Nation’s fourth largest writer of medical liability Now insuring over 36,500 policyholders* More than 31,000 physicians PIC Wisconsin added 10,000 policyholders including 8,000 physicians* Writing business in 26 states Highly rated by Best, Fitch and S&P Nation’s fourth largest writer of medical liability Now insuring over 36,500 policyholders* More than 31,000 physicians PIC Wisconsin added 10,000 policyholders including 8,000 physicians* Writing business in 26 states Highly rated by Best, Fitch

Starting at the End Starting at the End A proven track record at all stages of the cycle A proven track record

Return to Shareholders Since Inception Return to Shareholders Since Inception $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $32.58 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $32.58 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value Book Value CAGR: 15.6% (to 9/30/06) Annualized Stock Return: 16% (to 12/31/06) Total Stock Return: 884% Book Value CAGR: 15.6% (to 9/30/06) Annualized Stock Return: 16% (to 12/31/06) Total Stock Return: 884% Share Value at December 31, 2006, Book Value at September 30, 2006 Q3 12/31/06 NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 MEEMIC sale adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 in Q3, 2006 MEEMIC sale adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 in Q3, 2006

The Medical Liability Market in 2007 The Medical Liability Market in 2007 Frequency and severity appear to be moderating Optimism abounds in the Boardrooms Overall pricing is softening Terms and conditions are holding Frequency and severity appear to be moderating

Where is ProAssurance Now? Where is ProAssurance Now? Pricing based on targeted returns, not market share or top line goals Focused on profitable business Selling from strength Balance sheet Defense of non-meritorious claims Risk management expertise Physician-connections Pricing based on targeted returns, not market share

Where is ProAssurance Now? Where is ProAssurance Now? Why is frequency moderating? Are lawsuits becoming more targeted as legal costs mount? Was 2006 a down year after a pre-Tort Reform rush? Will higher shock losses counteract loss trends in the working layers? Why is frequency moderating? Are lawsuits becoming more targeted as legal costs mount? Was 2006 a down year after a pre-Tort Reform rush?

Where is ProAssurance Now? Where is ProAssurance Now? Answers differ by state Variation even between territories in states Our unmatched geographical diversification spreads risk Targeting profitable states as the market evolves Answers

Where is ProAssurance Now? Concentrating on shareholder value Growing Book Value per Share Up $4.73/share through Q3 Focused on the long-term Maintaining leading market position Protecting the balance sheet Building strength for the next turn Evaluating all M & A opportunities Concentrating on shareholder value Growing Book Value per Share Up $4.73/share through Q3 Focused on the long-term Maintaining

Operational Highlights Operational Highlights ProAssurance Building on our successes Building on our successes

ProAssurance: Still the Leader ProAssurance: Still the Leader Market leaders in AL, DE, DC, OH, & WI Continuing to grow within our market footprint but not “forcing” top line growth Market leaders in AL, DE, DC, OH, & WI Continuing to grow within our market footprint but not “forcing” top line growth • Leading Market Share Leading Market Share Top 5 Market Share Top 5 Market Share Top 10 Market Share Top 10 Market Share Growing Market Share ProAssurance is the foremost writer in its states of operation

ProAssurance: Still the Leader ProAssurance: Still the Leader Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence enhances longterm customer relationships Efficiencies gained from consolidated “back-room” operations Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence enhances longterm customer relationships Efficiencies gained from consolidated “back-room” operations National Scale…Local Focus National Scale…Local Focus Corporate Headquarters Corporate Headquarters States of Origin or Acquisition States of Origin or Acquisition Expansion States Expansion States •Claims Offices Claims Offices Claims / Underwriting Offices

Experience Counts More Than Ever Experience Counts More Than Ever Experience IS the best teacher We have managed through several cycles and understand the pitfalls Management’s average tenure is 16 years Average industry experience is 21 years We are owners, not just managers Directors, officers and employees own approximately 10% of the company Share ownership guidelines down to VP level Experience IS the best teacher We have

Physician Heritage: Our Real Edge Physician Heritage: Our Real Edge Physician involvement at all levels promotes a direct relationship with our insureds Claims/Underwriting Committees in 16 key states Quarterly meetings, attended by senior management Provides claims and underwriting insight Creates physician “Ambassadors” Regional Advisory Boards involve more than 500 leadership physicians Risk management seminars involve more than half our insureds each year Physician involvement at all levels promotes a direct relationship with our insureds Claims/Underwriting Committees in 16 key states Quarterly meetings, attended by senior management Provides claims and underwriting insight Creates physician

Underwriting Discipline Underwriting Discipline Disciplined pricing must reflect loss history Maintaining our margins Pricing must be actuarially-based Local knowledge remains the key to success Terms and conditions are holding No rush to new occurrence coverage options Disciplined pricing must reflect loss history Maintaining our margins Pricing must be actuarially-based Local knowledge remains the key to success Terms and conditions are holding

Reinsurance Review Reinsurance Review $1 million retention predominates PIC Wisconsin quota share treaty in place through 2007 Now retaining some risk above $1 million 5% in the first layer ($4mil xs of $1mil) 2% in the second layer ($11mil xs of $5mil) Reflects confidence in claims handling and our strong capital position $1 million retention predominates PIC Wisconsin quota share treaty in place through 2007 Now retaining some risk above $1 million 5% in the first layer ($4mil Our Treaty Renewed October 1st

Claims Defense Remains our Core

- The long-term competitive advantage of ProAssurance
- Generates lower costs and higher loyalty



We try more cases than any company in our line of business
360
391
528
473
675
2002
2003
2004
2005
2006

ProAssurance

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Closed Claim Outcome Comparison Closed Claim Outcome Comparison 13.3% 4.2% 10.7% 71.8% Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled 13.3% 4.2% 10.7% 71.8% Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled 22.5% 1.1% 5.6% 70.8% 22.5% 1.1% 5.6% 70.8% Favorable Outcomes: 85.1% Favorable Outcomes: 85.1% Favorable Outcomes: 76.4% Favorable Outcomes: 76.4% ProAssurance, 2005 Industry Data, 2004* ProAssurance, 2005 Industry Data, *Latest Available Industry Data, The PIAA

Five-Year Loss Ratio Comparisons Our ability and willingness to defend claims allows us to achieve better results Our ability and willingness to defend claims allows us to achieve better results 41.6% 74.5% 56.6% 53.4% 33.9% 24.9% 56.6% 53.4% 33.9% Average Statutory Loss Ratio 2001-2005 41.6% 74.5% 56.6% 53.4% 33.9% 24.9% 56.6% 53.4% 33.9% US Industry 108.4% US Industry 108.4% Legal Payments Legal Payments Loss Payments Loss Payments PRA 95.0% PRA 95.0% *Source:A. M. Best Aggregates & Averages, Medical Malpractice Predominating PRA in 2005 81.5% PRA

ProAssurance Financial Overview Financial Overview Operational Discipline Breeds Bottom Line Success Operational Discipline

Five-Year Return to Shareholders Created More Than $1 Billion in Shareholder Value Since July, 2001 Share Value at December 31, 2006, Book Value at September 30, 2006

Five-Year Return to Shareholders Five-Year Return to Shareholders $17.58 $21.00 $32.15 $39.11 $48.64 $49.92 $32.58 $24.59 $20.92 $18.77 $17.49 $16.02 2001 2002 2003 2004 2005 2006 Share Price Book Value $17.58 $21.00 $32.15 $39.11 $48.64 $49.92 $32.58 $24.59 $20.92 $18.77 $17.49 $16.02 2001 2002 2003 2004 2005 2006 Share Price Book Value NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 Share Value at December 31, 2006, Book Value at September 30, 2006 MEEMIC sale adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 in Q3, 2006 MEEMIC sale adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 in Q3, 2006 Q3 12/31/06 Book Value CAGR: 16% (to 9/30/06) Annualized Stock Return: 21% (to 12/31/06) Total Stock Return: 189% Book Value CAGR: 16%

Return on Equity Since 2001 Return on Equity Since 2001 ROE in 2006 is higher than 2005 despite having additional capital to put to work Policies priced for long-term average ROE of 12%-14% ROE in 2006 is higher than 2005 despite having additional capital to put to work Policies priced for long-term average ROE of 12%-14% 7.4% 11.6% 13.20% -1.8% 2.9% 1.4% 2001 2002 2003 2004 2005 2006 YTD 7.4% 11.6% 13.20% -1.8% 2.9% 1.4% 2001 2002 2003 2004 2005 2006 YTD 9/30/06

Capital Structure Capital Structure Debt to Equity Ratio: 16.5% Debt to Capitalization: 14.2% Convertible debt exchangeable for 2.6 million shares Debt to Equity Ratio: 16.5% Debt to Capitalization: 14.2% Convertible debt exchangeable for 2.6 million shares Stockholder’s Equity 86% Stockholder’s Equity 86% Convertible Debt 8% Other Debt 6% AT 9/30/06

Cash Flow Stays Strong Cash Flow Stays Strong Cash flow is over $1.3 billion since the creation of ProAssurance in 2001 Helping fuel higher investment returns Cash flow is over $1.3 billion since the creation of ProAssurance in 2001 Helping fuel higher investment returns $204 $446 $782 $1,106 $1,342 $27 $177 $242 $336 $324 $236 2001 2002 2003 2004 2005 YTD 2006 * *Adjusted for trading security activity and taxes related to the sale of MEEMIC

Management of Asset Risk Management of Asset Risk We limit risk in our portfolio because we recognize the risk in our business No derivatives Average fixed maturity duration of 3.8 years Fixed income portfolio Weighted average rating: “AA+” 97.8% investment grade Avg. tax-equivalent yield: 5.5% Net unrealized gain: $ 1 million * Includes Preferred Stock and Business-Owned Life Insurance Total = $3.5 billion at 9/30/06 Other: 1.5% Other: 1.5% Fixed Securities*: 91% Fixed Securities*: 91% Cash: 7% Cash: 7% Equities: 0.5%

Investment Income a Factor Again Investment Income a Factor Again Net Investment Income as a Percentage of Net Earned Premium 19% 16% 11% 16% 17% 19% 24% 26% 26% $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 9/30/2001 9/30/2002 9/30/2003 9/30/2004 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 Invested Assets (billions) NII as a % of NEP

Playing to Our Strengths Playing to Our Strengths Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&A expansion Our experienced and invested management team is focused on driving returns Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&

Return to Shareholders Since Inception Return to Shareholders Since Inception $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $32.58 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value $21.00 $32.15 $39.11 $48.64 $49.92 $4.12 $7.43 $13.22 $23.20 $21.19 $17.58 $32.58 $24.59 $20.92 $18.77 $17.49 $16.02 $13.92 $11.57 $8.56 $6.27 $3.67 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 Share Price Book Value Book Value CAGR: 15.6% (to 9/30/06) Annualized Stock Return: 16% (to 12/31/06) Total Stock Return: 884% Book Value CAGR: 15.6% (to 9/30/06) Annualized Stock Return: 16% (to 12/31/ NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 MEEMIC sale adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 in Q3, 2006 MEEMIC sale adds $3.51 in Q1, 2006 PIC Wisconsin adds $1.22 Share Value at December 31, 2006, Book Value at September 30, 2006

Victor T. Adamo President & COO President & COO Edward L. Rand, Jr. Edward L. Rand, Jr. Chief Financial Officer Chief Financial February 12, 2007 ProAssurance nyssa New York Society of Security Analysts